UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2024

AtlasClear Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-41956 (Commission File Number)	92-2303797 (I.R.S. Employer Identification No.)

2203 Lois Ave., Ste. 814 Tampa, FL (Address of principal executive offices)	33607 (Zip Code)

(727) 446-6660 (Registrant’s telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATCH	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On September 23, 2024, the board of directors (the “Board”) of AtlasClear Holdings, Inc. (the “Company”) appointed Mark S. Smith to serve as an independent director of the Company, effective immediately, to fill one of the vacancies created by the previously announced resignations of Steven Carlson and James Tabacchi. Effective upon his appointment, Mr. Smith serves as a member of the audit committee, compensation committee, and nominating and corporate governance committee of the Board. Mr. Smith is a FinTech innovator with over 30 years of pioneering experience in financial services and technology.

The Board determined that Mr. Smith is an “independent director,” as defined under the applicable rules of the Securities Exchange Act of 1934 and the rules of the NYSE American. There are no arrangements or understandings between Mr. Smith and any other person pursuant to which Mr. Smith was selected as a director, and he did not enter into any material plan, contract, or arrangement to receive any grant or award in connection with his appointment. There are no transactions in which Mr. Smith has an interest requiring disclosure under Item 404(a) of Regulation S-K. Mr. Smith is expected to participate in the standard compensation arrangements for the Company’s non-employee directors when available.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release announcing the matters described in Item 5.02 of this report is attached hereto and furnished as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

99.1	Press release, dated September 25, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLASCLEAR HOLDINGS, INC.

Date: September 27, 2024	/s/ John Schaible
	Name:	John Schaible
	Title:	Executive Chairman